Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 7/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 09/29/2005
      -----------------------


                                      By: /s/ Jean Bernhard Buttner
                                          --------------------------------------
                                          Jean Bernhard Buttner
                                          Chairman and President
                                          Value Line New York Tax Exempt Trust

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 7/31/05 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 09/29/2005
      -----------------------


                                      By: /s/ David T. Henigson
                                          --------------------------------------
                                          David T. Henigson
                                          Vice President and Secretary/Treasurer
                                          Value Line New York Tax Exempt Trust